Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Renee Campbell
Email:	renee.campbell@valmont.com
Date:	October 21, 2025

Valmont Reports Third Quarter 2025 Results and
Raises Full-Year 2025 Adjusted Earnings per Share Outlook

OMAHA, Neb.-- Valmont® Industries, Inc. (NYSE: VMI), a global leader that provides products and solutions to support vital infrastructure and advance agricultural productivity, today reported financial results for the third quarter ended September 27, 2025.

President and Chief Executive Officer Avner M. Applbaum commented, “Our third quarter results reflect strong execution on our 2025 priorities and long-term value drivers. The Infrastructure segment delivered solid growth, led by robust Utility demand, improved factory throughput, and progress on our North American capacity expansions. While Agriculture markets remain challenged and our results reflect those conditions, our teams are executing with discipline and agility, positioning the business for long-term growth. Across Valmont, we’re channeling our efforts toward the areas of greatest opportunity – deploying resources where they create the most value, advancing innovation, and enhancing performance, while operating with greater clarity and speed. Given our results and the momentum across the organization, we’re raising our full-year earnings guidance. I’m proud of our team, whose dedication and culture of excellence continue to create lasting value.”

Third Quarter 2025 Highlights (all metrics compared to Third Quarter 2024 unless otherwise noted)

●	Net sales increased 2.5% to $1.05 billion, compared to $1.02 billion; double-digit sales growth in Utility and Telecommunications was offset by lower Agriculture and Solar sales
●	Operating income increased 12.5% to $141.5 million or 13.5% of net sales, compared to $125.7 million or 12.3% of net sales
~~●~~	Diluted earnings per share (“EPS”) increased 21.2% to $4.98, compared to $4.11
●	Cash and cash equivalents were $226.1 million and net leverage ratio was ~0.9x
●	Returned $39.2 million to shareholders through $25.8 million in share repurchases and $13.4 million in dividends
●	Invested $41.9 million in capital expenditures to support strategic growth initiatives
●	Increased backlog by $293.2 million or 20.4% since year-end 2024, driven primarily by continued strength in Utility market demand
●	Raising full-year 2025 adjusted diluted EPS outlook to a range of $18.70 to $19.50, reflecting a higher midpoint

1Please see Reg G reconciliation to GAAP measures at end of document

Key Financial Metrics

Third Quarter 2025	GAAP			Adjusted[1]
(In thousands, except per-share amounts)	9/27/2025	9/28/2024		9/27/2025	9/28/2024
	Q3 2025	Q3 2024	vs. Q3 2024	Q3 2025	Q3 2024	vs. Q3 2024
Net Sales	$1,045,980	$1,020,175	2.5%	$1,045,980	$1,020,175	2.5%
Gross Profit	318,246	301,693	5.5%	318,246	301,693	5.5%
Gross Profit as a % of Net Sales	30.4%	29.6%		30.4%	29.6%
Operating Income	141,456	125,735	12.5%	141,456	125,735	12.5%
Operating Income as a % of Net Sales	13.5%	12.3%		13.5%	12.3%
Net Earnings Attributable to VMI	99,031	83,068	19.2%	99,031	83,068	19.2%
Diluted Earnings per Share	4.98	4.11	21.2%	4.98	4.11	21.2%
Weighted Average Shares Outstanding	19,876	20,234		19,876	20,234

Year-to-Date 2025	GAAP			Adjusted[1]
(In thousands, except per-share amounts)	9/27/2025	9/28/2024		9/27/2025	9/28/2024
	FY 2025	FY 2024	vs. FY 2024	FY 2025	FY 2024	vs. FY 2024
Net Sales	$3,065,842	$3,037,740	0.9%	$3,065,842	$3,037,740	0.9%
Gross Profit	930,515	928,191	0.3%	932,109	928,191	0.4%
Gross Profit as a % of Net Sales	30.4%	30.6%		30.4%	30.6%
Operating Income	299,046	404,596	-26.1%	411,126	404,596	1.6%
Operating Income as a % of Net Sales	9.8%	13.3%		13.4%	13.3%
Net Earnings Attributable to VMI[2]	156,029	270,606	-42.3%	283,490	270,606	4.8%
Diluted Earnings per Share	7.80	13.34	-41.5%	14.17	13.34	6.2%
Weighted Average Shares Outstanding	20,001	20,283		20,001	20,283

2Net earnings attributable to Valmont Industries, Inc., including a $26,243 change in Q2 2025 in redemption value of redeemable noncontrolling interests (represents estimated liability to exit a joint venture ag solar business)

Third Quarter 2025 Segment Review (all metrics compared to Third Quarter 2024 unless otherwise noted)

Infrastructure (77.1% of Net Sales)

Products and solutions to serve the infrastructure markets of utility, lighting, transportation, telecommunications, and solar, along with coatings services to protect metal products

Sales increased 6.6% to $808.3 million, compared to $758.6 million.

Utility sales grew 12.3% due to favorable pricing and higher volumes. Telecommunications sales increased meaningfully, supported by strong execution and alignment with carrier spending programs. Coatings sales were higher, benefiting from healthy infrastructure demand. These gains were partially offset by a significant decline in Solar sales following the Company’s decision earlier this year to exit certain markets, and by reduced Lighting & Transportation sales driven by lower volumes in the Asia-Pacific region and softer lighting market demand in North America.

Operating income increased 15.9% to $143.4 million or 17.8% of net sales, compared to $123.7 million or 16.3% of net sales. The improvement was primarily attributable to higher pricing and volumes, and an improved global cost structure.

Agriculture (22.9% of Net Sales)

Center pivot and linear irrigation equipment components for agricultural markets, including aftermarket parts and tubular products, and advanced technology solutions for precision agriculture

Sales decreased 9.0% to $241.3 million, compared to $265.3 million.

In North America, irrigation equipment sales declined amid continued agriculture market softness. International sales were also lower, primarily due to the timing of project sales in the Middle East.

Operating income decreased 19.7% to $23.2 million or 9.7% of net sales, compared to $28.9 million or 11.0% of net sales. The decrease was primarily due to lower volumes and higher credit loss expense in Brazil related to specific customer receivables.

1Please see Reg G reconciliation to GAAP measures at end of document

Raising Full-Year 2025 Financial Outlook and Updating Key Assumptions

The Company is raising its full-year 2025 adjusted diluted earnings per share outlook and updating key assumptions for the year.

Metric	Previous Outlook	Updated Outlook
Net Sales	$4.0 to $4.2 billion	~ $4.1 billion
Infrastructure Net Sales	$3.02 to $3.16 billion	~ $3.1 billion
Agriculture Net Sales	$0.98 to $1.04 billion	~ $1.0 billion
Adjusted Diluted Earnings per Share	$17.50 to $19.50	$18.70 to $19.50
Capital Expenditures	$140 to $160 million	No change
Adjusted Effective Tax Rate	~26.0%	~25.0%

Key Assumptions, Including Current Tariff Considerations

●	Steel cost assumptions are aligned with futures markets as of October 20, 2025
●	The Company’s fiscal 2025 outlook reflects its current plans and actions underway to mitigate the direct impacts of tariffs as of October 17, 2025; the Company believes these mitigation plans will enable it to remain profit neutral on a dollar basis in fiscal 2025

A live audio discussion with Avner M. Applbaum, President and Chief Executive Officer, and Thomas Liguori, Executive Vice President and Chief Financial Officer, will take place on Tuesday, October 21, 2025 at 8:00 a.m. CT. The discussion can be accessed by telephone at +1 877.407.6184 or +1 201.389.0877 (no Conference ID needed) or via webcast at the following link: Valmont Industries 3Q 2025 Earnings Conference Call. A slide presentation will be available for download on the Investors page of valmont.com during the webcast. A replay of the event will be accessible three hours after the call at the above link or by telephone at +1 877.660.6853 or +1 201.612.7415 using access code 13750349. The replay will be available until 10:59 p.m. CT on Tuesday, October 28, 2025.

About Valmont Industries, Inc.

For nearly 80 years, Valmont has been a global leader that provides products and solutions to support vital infrastructure and advance agricultural productivity. We are committed to customer-focused innovation that delivers lasting value. Learn more about how we’re Conserving Resources. Improving Life.® at valmont.com.

1Please see Reg G reconciliation to GAAP measures at end of document

Concerning Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions made by management, considering its experience in the industries where Valmont operates, perceptions of historical trends, current conditions, expected future developments, and other relevant factors. It is important to note that these statements are not guarantees of future performance or results. They involve risks, uncertainties (some of which are beyond Valmont’s control), and assumptions. While management believes these forward-looking statements are based on reasonable assumptions, numerous factors could cause actual results to differ materially from those anticipated. These factors include, among other things, risks described in Valmont’s reports to the Securities and Exchange Commission (“SEC”), the Company’s actual cash flows and net income, future economic and market circumstances, industry conditions, company performance and financial results, operational efficiencies, availability and price of raw materials, availability and market acceptance of new products, product pricing, domestic and international competitive environments, geopolitical risks, and actions and policy changes by domestic and foreign governments, including tariffs. The Company cautions that any forward-looking statements in this release are made as of its publication date and does not undertake to update these statements, except as required by law.

The Company’s guidance includes certain non-GAAP financial measures (adjusted diluted earnings per share and adjusted effective tax rate) presented on a forward-looking basis. These measures are typically calculated by excluding the impact of items such as foreign exchange, acquisitions, divestitures, realignment or restructuring expenses, goodwill or intangible asset impairment, changes in tax laws or rates, change in redemption value of redeemable noncontrolling interests, and other non-recurring items. Reconciliations to the most directly comparable GAAP financial measures are not provided, as the Company cannot do so without unreasonable effort due to the inherent uncertainty and difficulty in predicting the timing and financial impact of such items. For the same reasons, the Company cannot assess the likely significance of unavailable information, which could be material to future results.

Website and Social Media Disclosure

The Company uses its website and social media channels, as identified on its website, to distribute company information. Posts on these channels may contain material information. Therefore, investors should monitor these channels alongside the Company’s press releases, SEC filings, and public conference calls and webcasts. The contents of the Company’s website and social media channels are not considered part of this press release.

###

1Please see Reg G reconciliation to GAAP measures at end of document

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Dollars and shares in thousands, except per-share amounts)

(Unaudited)

	Thirteen weeks ended		Thirty-nine weeks ended
	September 27,	September 28,	September 27,		September 28,
	2025	2024	2025		2024
Net sales	$1,045,980	$1,020,175	$3,065,842		$3,037,740
Cost of sales	727,734	718,482	2,135,327		2,109,549
Gross profit	318,246	301,693	930,515		928,191
Selling, general, and administrative expenses	176,790	175,958	531,248		523,595
Impairment of long-lived assets	—	—	91,337		—
Realignment charges	—	—	8,884		—
Operating income	141,456	125,735	299,046		404,596
Other income (expenses):
Interest expense	(9,738)	(14,313)	(30,396)		(46,380)
Interest income	1,588	2,080	6,550		5,358
Gain on deferred compensation investments	1,187	1,160	2,730		3,116
Other	(2,956)	(2,307)	(9,361)		(3,662)
Total other expenses	(9,919)	(13,380)	(30,477)		(41,568)
Earnings before income taxes and equity in loss of nonconsolidated subsidiaries	131,537	112,355	268,569		363,028
Income tax expense	30,424	29,724	83,503		90,779
Equity in loss of nonconsolidated subsidiaries	(21)	(21)	(602)		(60)
Net earnings	101,092	82,610	184,464		272,189
Loss (earnings) attributable to redeemable noncontrolling interests	(2,061)	458	(2,192)		(1,583)
Net earnings attributable to Valmont Industries, Inc.	$99,031	$83,068	$182,272		$270,606

Weighted average shares outstanding - Basic	19,736	20,092	19,864		20,152
Earnings per share - Basic	$5.02	$4.13	$7.85	[1]	$13.43

Weighted average shares outstanding - Diluted	19,876	20,234	20,001		20,283
Earnings per share - Diluted	$4.98	$4.11	$7.80	[1]	$13.34

Cash dividends per share	$0.68	$0.60	$2.04		$1.80

1Basic and diluted earnings per share for the thirty-nine weeks ended September 27, 2025 includes a $26,243 change in redemption value of redeemable noncontrolling interests (represents estimated liability to exit a joint venture ag solar business)

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

SUMMARY OPERATING RESULTS

(Dollars in thousands)

(Unaudited)

	Thirteen weeks ended		Thirty-nine weeks ended
	September 27,	September 28,	September 27,	September 28,
	2025	2024	2025	2024
Infrastructure
Net sales	$806,562	$756,370	$2,273,145	$2,237,533
Gross profit	239,426	223,333	680,184	673,353
as a percentage of net sales	29.7%	29.5%	29.9%	30.1%
Selling, general, and administrative expenses	96,049	99,676	302,899	298,251
as a percentage of net sales	11.9%	13.2%	13.3%	13.3%
Impairment of long-lived assets	—	—	89,356	—
Realignment charges	—	—	1,426	—
Operating income	143,377	123,657	286,503	375,102
as a percentage of net sales	17.8%	16.3%	12.6%	16.8%

Agriculture
Net sales	$239,418	$263,805	$792,697	$800,207
Gross profit	78,820	78,360	250,331	254,838
as a percentage of net sales	32.9%	29.7%	31.6%	31.8%
Selling, general, and administrative expenses	55,631	49,467	149,987	145,001
as a percentage of net sales	23.2%	18.8%	18.9%	18.1%
Impairment of long-lived assets	—	—	1,981	—
Realignment charges	—	—	2,886	—
Operating income	23,189	28,893	95,477	109,837
as a percentage of net sales	9.7%	11.0%	12.0%	13.7%

Corporate
Selling, general, and administrative expenses	$25,110	$26,815	$78,362	$80,343
Realignment charges	—	—	4,572	—
Operating loss	(25,110)	(26,815)	(82,934)	(80,343)

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

SUMMARY OPERATING RESULTS

(Dollars in thousands)

(Unaudited)

In the fourth quarter of fiscal 2024, the Company realigned management’s reporting structure for certain composite structure sales and, accordingly, revised its presentation of sales across product lines to reflect how the product is currently managed. The reporting for the thirteen and thirty-nine weeks ended September 28, 2024 was adjusted to conform to the realigned presentation. As a result, Utility product line sales increased and Lighting and Transportation product line sales decreased by $6,684 and $26,879 for the thirteen and thirty-nine weeks ended September 28, 2024, respectively.

	Thirteen weeks ended September 27, 2025
	Infrastructure	Agriculture	Intersegment	Consolidated
Geographical Market:
North America	$656,285	$111,334	$(3,638)	$763,981
International	152,000	130,004	(5)	281,999
Total sales	$808,285	$241,338	$(3,643)	$1,045,980

Product Line:
Utility	$391,901	$—	$—	$391,901
Lighting and Transportation	215,072	—	—	215,072
Coatings	96,561	—	(1,718)	94,843
Telecommunications	88,097	—	—	88,097
Solar	16,654	—	(5)	16,649
Irrigation Equipment and Parts	—	220,963	(1,920)	219,043
Technology Products and Services	—	20,375	—	20,375
Total sales	$808,285	$241,338	$(3,643)	$1,045,980

	Thirteen weeks ended September 28, 2024
	Infrastructure	Agriculture	Intersegment	Consolidated
Geographical Market:
North America	$599,705	$119,973	$(3,684)	$715,994
International	158,874	145,313	(6)	304,181
Total sales	$758,579	$265,286	$(3,690)	$1,020,175

Product Line:
Utility	$349,085	$—	$—	$349,085
Lighting and Transportation	222,535	—	—	222,535
Coatings	88,046	—	(2,201)	85,845
Telecommunications	64,288	—	—	64,288
Solar	34,625	—	(8)	34,617
Irrigation Equipment and Parts	—	243,368	(1,481)	241,887
Technology Products and Services	—	21,918	—	21,918
Total sales	$758,579	$265,286	$(3,690)	$1,020,175

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

SUMMARY OPERATING RESULTS

(Dollars in thousands)

(Unaudited)

	Thirty-nine weeks ended September 27, 2025
	Infrastructure	Agriculture	Intersegment	Consolidated
Geographical Market:
North America	$1,849,918	$391,292	$(12,079)	$2,229,131
International	430,113	406,737	(139)	836,711
Total sales	$2,280,031	$798,029	$(12,218)	$3,065,842

Product Line:
Utility	$1,086,582	$—	$—	$1,086,582
Lighting and Transportation	625,628	—	—	625,628
Coatings	269,707	—	(6,747)	262,960
Telecommunications	240,111	—	—	240,111
Solar	58,003	—	(139)	57,864
Irrigation Equipment and Parts	—	727,230	(5,332)	721,898
Technology Products and Services	—	70,799	—	70,799
Total sales	$2,280,031	$798,029	$(12,218)	$3,065,842

	Thirty-nine weeks ended September 28, 2024
	Infrastructure	Agriculture	Intersegment	Consolidated
Geographical Market:
North America	$1,750,420	$441,198	$(12,836)	$2,178,782
International	494,515	364,526	(83)	858,958
Total sales	$2,244,935	$805,724	$(12,919)	$3,037,740

Product Line:
Utility	$1,017,623	$—	$—	$1,017,623
Lighting and Transportation	667,998	—	—	667,998
Coatings	266,710	—	(7,321)	259,389
Telecommunications	176,649	—	—	176,649
Solar	115,955	—	(81)	115,874
Irrigation Equipment and Parts	—	730,798	(5,517)	725,281
Technology Products and Services	—	74,926	—	74,926
Total sales	$2,244,935	$805,724	$(12,919)	$3,037,740

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	September 27,	December 28,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$226,107	$164,315
Receivables, net	614,670	654,360
Inventories	591,351	590,263
Contract assets	229,372	187,257
Prepaid expenses and other current assets	95,498	87,197
Total current assets	1,756,998	1,683,392
Property, plant, and equipment, net	642,887	588,972
Goodwill and other non-current assets	968,114	1,057,608
Total assets	$3,367,999	$3,329,972

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Current liabilities:
Current installments of long-term debt	$571	$692
Notes payable to banks	—	1,669
Accounts payable	377,259	372,197
Accrued expenses	270,070	275,407
Contract liabilities	81,116	126,932
Income taxes payable	36,172	22,509
Dividends payable	13,396	12,019
Total current liabilities	778,584	811,425
Long-term debt, excluding current installments	730,094	729,941
Operating lease liabilities	127,619	134,534
Other non-current liabilities	64,484	60,459
Total liabilities	1,700,781	1,736,359
Redeemable noncontrolling interests	71,468	51,519
Shareholders' equity	1,595,750	1,542,094
Total liabilities, redeemable noncontrolling interests, and shareholders' equity	$3,367,999	$3,329,972

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(Unaudited)

	Thirty-nine weeks ended
	September 27,	September 28,
	2025	2024
Cash flows from operating activities:
Net earnings	$184,464	$272,189
Depreciation and amortization	65,429	70,541
Contribution to defined benefit pension plan	(3,155)	(19,539)
Impairment of long-lived assets	91,337	—
Change in working capital	(23,474)	44,615
Other	30,642	11,458
Net cash flows from operating activities	345,243	379,264
Cash flows from investing activities:
Purchases of property, plant, and equipment	(104,230)	(53,833)
Other	(81)	(1,266)
Net cash flows from investing activities	(104,311)	(55,099)
Cash flows from financing activities:
Net repayments on short-term borrowings	(1,652)	(1,899)
Proceeds from long-term borrowings	130,000	30,009
Principal repayments on long-term borrowings	(130,531)	(240,522)
Dividends paid	(39,085)	(36,337)
Purchases of redeemable noncontrolling interests	(14,624)	(17,745)
Repurchases of common stock	(125,839)	(55,069)
Other	(4,438)	(4,314)
Net cash flows from financing activities	(186,169)	(325,877)
Effect of exchange rates on cash and cash equivalents	7,029	(852)
Net change in cash and cash equivalents	61,792	(2,564)
Cash and cash equivalents—beginning of period	164,315	203,041
Cash and cash equivalents—end of period	$226,107	$200,477

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

USE OF NON-GAAP FINANCIAL MEASURES

Management utilizes non-GAAP financial measures to assess the Company’s historical and prospective financial performance, evaluate operational profitability on a consistent basis, factor into executive compensation decisions, and enhance transparency for the investment community. These non-GAAP measures are intended to supplement, not replace, the Company’s reported financial results prepared in accordance with GAAP. It is important to note that other companies may calculate these measures differently, which can limit their usefulness for comparison across organizations.

The following non-GAAP measures may be included in financial releases and other financial communications:

●	Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating Income, Adjusted Operating Margin, Adjusted Net Earnings, Adjusted Diluted EPS, and Adjusted Effective Tax Rate: These metrics provide meaningful supplemental insights into the Company’s operating performance by excluding items that are not considered part of core operating results. This approach enhances comparability across reporting periods. Adjustments may include costs or benefits associated with acquisitions, divestitures, expenses related to realignment or restructuring programs, goodwill or intangible asset impairment, significant expenses or benefits from changes in tax laws or rates, cumulative effects of changes in accounting standards, refinancing-related expenses, a loss or a gain from a partial or full settlement of the U.K. defined benefit pension plan obligation, losses from natural disasters, change in redemption value of redeemable noncontrolling interests, and other non-recurring items.
●	Adjusted EBITDA: This metric is a key component of a financial ratio included in the covenants of our major debt agreements. It is calculated as net earnings before interest, taxes, depreciation, amortization, stock-based compensation, and other adjustments as outlined in the applicable debt agreements. This metric offers investors and analysts valuable insights into the Company’s core operating performance. Adjusted EBITDA margin is also used to evaluate profitability.
●	Leverage Ratio: This ratio is calculated by taking the sum of interest-bearing debt, minus unrestricted cash in excess of $50.0 million (but not exceeding $500.0 million), and dividing it by Adjusted EBITDA. This is a key financial ratio included in the covenants of our major debt agreements and is calculated on a rolling four-fiscal-quarter basis.
●	Free Cash Flow: Calculated as net cash provided by operating activities minus capital expenditures, free cash flow serves as an indicator of the Company’s financial strength. However, this measure does not fully reflect the Company’s ability to deploy cash freely, as it has obligations such as debt repayments and other fixed commitments.
●	Backlog: This operating measure is used to evaluate future potential sales revenue. An order is included in the backlog upon receipt of a customer purchase order or the execution of a sales order contract. Backlog is particularly relevant to the Infrastructure segment due to the longer-term nature of its projects. However, backlog is not a term defined under U.S. GAAP and does not measure contract profitability. It should not be viewed as the sole indicator of future revenue, as many projects with short lead times book-and-bill within the same reporting period and are not included in the backlog.
●	Constant Currency: Defined as financial results adjusted for foreign currency translation impacts by translating current period and prior period activity using the same currency conversion rate. This approach is used for countries whose functional currency is not the U.S. dollar.
●	ROIC: Return on invested capital (“ROIC”) and adjusted ROIC are key operating ratios that enable investors to assess our operating performance relative to the investment needed to generate operating profit. ROIC is calculated as after-tax operating income divided by the average of beginning and ending invested capital. Adjusted ROIC is calculated as after-tax adjusted operating income divided by the average of beginning and ending invested capital. Invested capital represents total assets minus total liabilities (excluding interest-bearing debt and redeemable noncontrolling interests).

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS

REGULATION G RECONCILIATION

(Dollars in thousands)

(Unaudited)

	Thirteen weeks ended September 27, 2025
Gross Profit Reconciliation	Infrastructure	Agriculture	Corporate	Consolidated
Gross profit - as reported	$239,426	$78,820	$—	$318,246
Adjusted gross profit	$239,426	$78,820	$—	$318,246
Net sales - as reported	806,562	239,418	—	1,045,980

Gross profit as a % of net sales	29.7%	32.9%	NM	30.4%
Adjusted gross profit as a % of net sales	29.7%	32.9%	NM	30.4%

	Thirty-nine weeks ended September 27, 2025
Gross Profit Reconciliation	Infrastructure	Agriculture	Corporate	Consolidated
Gross profit - as reported	$680,184	$250,331	$—	$930,515
Realignment charges	910	—	—	910
Other non-recurring charges	—	684	—	684
Adjusted gross profit	$681,094	$251,015	$—	$932,109
Net sales - as reported	2,273,145	792,697	—	3,065,842

Gross profit as a % of net sales	29.9%	31.6%	NM	30.4%
Adjusted gross profit as a % of net sales	30.0%	31.7%	NM	30.4%

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS

REGULATION G RECONCILIATION

(Dollars in thousands)

(Unaudited)

	Thirteen weeks ended September 27, 2025
Operating Income (Loss) Reconciliation	Infrastructure	Agriculture	Corporate	Consolidated
Operating income (loss) - as reported	$143,377	$23,189	$(25,110)	$141,456
Adjusted operating income (loss)	$143,377	$23,189	$(25,110)	$141,456
Net sales - as reported	806,562	239,418	—	1,045,980

Operating income (loss) as a % of net sales	17.8%	9.7%	NM	13.5%
Adjusted operating income (loss) as a % of net sales	17.8%	9.7%	NM	13.5%

	Thirty-nine weeks ended September 27, 2025
Operating Income (Loss) Reconciliation	Infrastructure	Agriculture	Corporate	Consolidated
Operating income (loss) - as reported	$286,503	$95,477	$(82,934)	$299,046
Impairment of long-lived assets	89,356	1,981	—	91,337
Realignment charges	2,336	2,886	4,572	9,794
Other non-recurring charges	7,031	3,918	—	10,949
Adjusted operating income (loss)	$385,226	$104,262	$(78,362)	$411,126
Net sales - as reported	2,273,145	792,697	—	3,065,842

Operating income (loss) as a % of net sales	12.6%	12.0%	NM	9.8%
Adjusted operating income (loss) as a % of net sales	16.9%	13.2%	NM	13.4%

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS

REGULATION G RECONCILIATION

(Dollars and shares in thousands, except per-share amounts)

(Unaudited)

	Thirteen		Thirty-nine
	weeks ended	Diluted	weeks ended	Diluted
	September 27,	earnings	September 27,	earnings
	2025	per share[1]	2025	per share[1]
Net earnings attributable to Valmont Industries, Inc. including change in redemption value of redeemable noncontrolling interests	$99,031	$4.98	$156,029	$7.80
Less: Change in redemption value of redeemable noncontrolling interests	—	—	26,243	1.31
Net earnings attributable to Valmont Industries, Inc. - as reported	$99,031	$4.98	$182,272	$9.11
Impairment of long-lived assets[3]	—	—	91,337	4.57
Realignment charges[4]	—	—	9,794	0.49
Other non-recurring charges[5]	—	—	10,949	0.55
Total adjustments, pre-tax	—	—	112,080	5.60
Tax effect of adjustments[2]	—	—	(10,862)	(0.54)
Net earnings attributable to Valmont Industries, Inc. - adjusted	$99,031	$4.98	$283,490	$14.17
Average shares outstanding - diluted		19,876		20,001

1Diluted earnings per share includes rounding.

2The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction.

3The Company recorded non-cash impairment charges of $71.1 million for goodwill and certain intangible assets in the Solar and Access Systems businesses and recorded $20.2 million for other long-lived assets that will no longer be utilized.

4The Company took realignment actions resulting in pre-tax charges of $9.8 million, primarily severance related.

5Other non-recurring charges consist of costs to fulfill contractually required payments for system licenses no longer needed and asset valuation adjustments for a joint venture ag solar business.

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

REGULATION G RECONCILIATION OF ADJUSTED EFFECTIVE TAX RATE

(Dollars in thousands)

(Unaudited)

	Thirteen weeks ended			Thirty-nine weeks ended
	September 27, 2025			September 27, 2025
	Earnings before income taxes and equity in loss of nonconsolidated subsidiaries	Income tax expense	Effective tax rate	Earnings before income taxes and equity in loss of nonconsolidated subsidiaries	Income tax expense	Effective tax rate
As reported	$131,537	$30,424	23.1%	$268,569	$83,503	31.1%
Impairment of long-lived assets	—	—		91,337	6,744
Realignment charges	—	—		9,794	2,360
Other non-recurring charges	—	—		10,949	1,758
Adjusted	$131,537	$30,424	23.1%	$380,649	$94,365	24.8%

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

REGULATION G RECONCILIATION OF ADJUSTED EBITDA

(Dollars in thousands)

(Unaudited)

Four fiscal quarters ended
September 27,
2025
Net cash flows from operating activities	$538,657
Interest expense	42,738
Income tax expense	110,702
Impairment of long-lived assets	(91,337)
Deferred income taxes	3,700
Redeemable noncontrolling interests	(2,974)
Net periodic pension cost	(958)
Contribution to defined benefit pension plan	3,215
Changes in assets and liabilities	(60,136)
Other	(12,359)
Impairment of long-lived assets	91,337
Realignment charges	9,794
Non-recurring non-cash charges	3,918
Proforma divestitures adjustment	59
Adjusted EBITDA	$636,356

Net earnings attributable to Valmont Industries, Inc.	$259,925
Interest expense	42,738
Income tax expense	110,702
Depreciation and amortization	90,283
Stock-based compensation	27,600
Impairment of long-lived assets	91,337
Realignment charges	9,794
Non-recurring non-cash charges	3,918
Proforma divestitures adjustment	59
Adjusted EBITDA	$636,356

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

REGULATION G RECONCILIATION OF LEVERAGE RATIO

(Dollars in thousands)

(Unaudited)

September 27,
2025
Interest-bearing debt, excluding origination fees and discounts of $25,075	$755,740
Less: Cash and cash equivalents in excess of $50,000	176,107
Net indebtedness	$579,633
Adjusted EBITDA	636,356
Leverage ratio	0.91

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES

BACKLOG

(Dollars in millions)

(Unaudited)

	September 27,	December 28,
	2025	2024
Infrastructure	$1,634.8	$1,273.3
Agriculture	95.1	163.4
Total backlog	$1,729.9	$1,436.7